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                                                                 EXHIBIT 10.10.2




                      [COMMTOUCH SOFTWARE INC. LETTERHEAD]




January 4, 2000

Mr. Thomas Camp
Vice President, Business Development
Go2Net, Inc.
999 Third Avenue
Ste. 4700
Seattle, WA  98104
                                                                  VIA FACSIMILIE

Dear Tom:

I am writing to confirm our discussion regarding the fact that Commtouch for business reasons, has asked Go2Net to extend until February 1, 2000, the date by which the Registration Statement registering the Go2Net and Vulcan Ventures shares and Warrant must be declared effective in order for Commtouch to avoid a reduction in the exercise price of Go2Net's Warrant, in order for us to include the shares of Microsoft in this registration statement. We anticipate filing an Amendment on January 5, 2000.

Your extension will have no effect in your ability to exercise and sell shares since the trading window will not open until after February 1, 2000.

Please fax the countersigned letter to me at (408) 516-9958. Thank you very much.

Sincerely,



James E. Collins
Chief Financial Officer


To:  Commtouch Software Ltd.

We agree to extend the deadline to register the shares and warrant of Go2Net until February 1, 2000 without any penalty:

Go2Net, Inc.

Signature:
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